Putnam Equity Income Fund
The fund's portfolio
8/31/20 (Unaudited)

COMMON STOCKS (95.5%)(a)
	Shares	Value
Aerospace and defense (3.0%)
Northrop Grumman Corp.	763,179	$261,472,757
Raytheon Technologies Corp.	1,931,815	117,840,715

		379,313,472
Airlines (1.0%)
Southwest Airlines Co.	3,596,011	135,138,093

		135,138,093
Auto components (0.8%)
Delphi Automotive PLC	1,165,950	100,411,614

		100,411,614
Automobiles (0.7%)
General Motors Co.	2,932,830	86,899,753

		86,899,753
Banks (9.9%)
Bank of America Corp.	13,888,550	357,491,277
Citigroup, Inc.	6,615,251	338,171,631
JPMorgan Chase & Co.	3,413,635	342,012,091
KeyCorp	3,945,705	48,611,086
PNC Financial Services Group, Inc. (The)	1,279,414	142,270,837

		1,228,556,922
Beverages (2.5%)
Keurig Dr Pepper, Inc.(S)	3,097,349	92,393,921
Molson Coors Beverage Co. Class B(S)	1,663,844	62,627,088
PepsiCo, Inc.	1,123,779	157,396,487

		312,417,496
Biotechnology (4.5%)
AbbVie, Inc.	2,005,931	192,108,012
Amgen, Inc.	804,202	203,720,451
Regeneron Pharmaceuticals, Inc.(NON)	262,080	162,471,254

		558,299,717
Building products (2.3%)
Fortune Brands Home & Security, Inc.	1,681,051	141,342,768
Johnson Controls International PLC	3,432,811	139,818,392

		281,161,160
Capital markets (3.5%)
Apollo Global Management, Inc.	2,289,153	107,292,601
Charles Schwab Corp. (The)	2,516,793	89,421,655
Goldman Sachs Group, Inc. (The)	711,787	145,823,803
State Street Corp.(S)	1,392,709	94,829,556

		437,367,615
Chemicals (4.1%)
Air Products & Chemicals, Inc.	545,670	159,477,514
Albemarle Corp.(S)	1,252,228	113,965,270
Dow, Inc.	3,556,371	160,463,460
DuPont de Nemours, Inc.	718,666	40,072,816
Sherwin-Williams Co. (The)	43,942	29,487,279

		503,466,339
Communications equipment (1.1%)
Cisco Systems, Inc.	3,146,918	132,862,878

		132,862,878
Construction materials (1.2%)
CRH PLC (Ireland)	4,007,336	148,246,809

		148,246,809
Consumer finance (0.5%)
Capital One Financial Corp.	933,959	64,471,190

		64,471,190
Diversified telecommunication services (0.6%)
Verizon Communications, Inc.	1,268,153	75,163,428

		75,163,428
Electric utilities (4.1%)
American Electric Power Co., Inc.	2,140,407	168,728,284
Exelon Corp.	4,227,895	156,051,604
NRG Energy, Inc.	5,309,698	182,706,708

		507,486,596
Electrical equipment (1.0%)
Eaton Corp. PLC	1,181,508	120,631,967

		120,631,967
Energy equipment and services (0.3%)
Halliburton Co.	1,929,158	31,213,776

		31,213,776
Entertainment (1.2%)
Activision Blizzard, Inc.	1,779,074	148,588,260

		148,588,260
Equity real estate investment trusts (REITs) (3.5%)
American Tower Corp.	921,220	229,521,963
Boston Properties, Inc.	1,007,073	87,484,432
Gaming and Leisure Properties, Inc.	3,374,621	122,667,473

		439,673,868
Food and staples retail (5.4%)
BJ's Wholesale Club Holdings, Inc.(NON)	5,076,413	225,443,501
Walgreens Boots Alliance, Inc.	1,163,787	44,247,182
Walmart, Inc.	2,855,350	396,465,348

		666,156,031
Health-care equipment and supplies (2.0%)
Baxter International, Inc.	1,525,270	132,805,259
Danaher Corp.	542,806	112,073,155

		244,878,414
Health-care providers and services (1.6%)
Cigna Corp.	1,098,810	194,895,930

		194,895,930
Hotels, restaurants, and leisure (1.7%)
Aramark	3,162,700	87,164,012
Hilton Worldwide Holdings, Inc.	1,332,962	120,446,446

		207,610,458
Household durables (0.9%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $52) (Private) (Germany)(NON)(F)(RES)	78	70
PulteGroup, Inc.	2,467,553	110,028,188

		110,028,258
Household products (1.8%)
Procter & Gamble Co. (The)	1,599,849	221,307,112

		221,307,112
Industrial conglomerates (0.9%)
General Electric Co.	2,778,793	17,617,548
Honeywell International, Inc.	548,718	90,840,265

		108,457,813
Insurance (2.2%)
American International Group, Inc.	2,884,329	84,049,347
Assured Guaranty, Ltd.	4,106,014	88,074,000
AXA SA (France)	4,951,887	100,907,808

		273,031,155
IT Services (2.2%)
DXC Technology Co.	228,808	4,571,584
Fidelity National Information Services, Inc.	1,768,593	266,792,254

		271,363,838
Media (3.4%)
Charter Communications, Inc. Class A(NON)	382,057	235,198,110
Comcast Corp. Class A(S)	4,045,284	181,269,176

		416,467,286
Metals and mining (1.3%)
Freeport-McMoRan, Inc. (Indonesia)	10,265,582	160,245,735

		160,245,735
Multi-utilities (0.8%)
Ameren Corp.	1,275,764	100,925,690

		100,925,690
Multiline retail (1.3%)
Target Corp.	1,081,500	163,533,615

		163,533,615
Oil, gas, and consumable fuels (5.0%)
BP PLC (United Kingdom)	19,990,573	70,600,580
ConocoPhillips	3,091,568	117,139,512
Enterprise Products Partners LP	4,683,600	82,244,016
EOG Resources, Inc.	690,763	31,319,194
Exxon Mobil Corp.	2,750,554	109,857,127
Marathon Oil Corp.	4,258,085	22,482,689
Occidental Petroleum Corp.(S)	502,271	6,398,933
TOTAL SA (France)	2,006,739	79,265,971
Valero Energy Corp.	1,995,304	104,933,037

		624,241,059
Pharmaceuticals (7.6%)
AstraZeneca PLC ADR (United Kingdom)	2,927,276	163,927,456
Eli Lilly and Co.	1,291,873	191,701,034
Johnson & Johnson	1,837,513	281,892,869
Merck & Co., Inc.	2,371,110	202,184,550
Pfizer, Inc.	2,730,626	103,190,357

		942,896,266
Road and rail (1.6%)
Union Pacific Corp.	1,022,037	196,680,800

		196,680,800
Semiconductors and semiconductor equipment (3.0%)
NXP Semiconductors NV	581,551	73,135,854
Qualcomm, Inc.	1,735,310	206,675,421
Texas Instruments, Inc.	660,584	93,902,016

		373,713,291
Software (3.5%)
Microsoft Corp.	1,933,279	436,012,413

		436,012,413
Specialty retail (1.2%)
Home Depot, Inc. (The)	500,158	142,565,036

		142,565,036
Thrifts and mortgage finance (0.8%)
Radian Group, Inc.	6,115,149	94,417,901

		94,417,901
Trading companies and distributors (1.5%)
United Rentals, Inc.(NON)	1,079,396	191,107,061

		191,107,061

Total common stocks (cost $8,537,597,139)		$11,831,906,115

PREFERRED STOCKS (1.0%)(a)
	Shares	Value
2020 Cash Exchange Trust 144A 5.25% cv. pfd.(NON)	117,845	$129,107,447

Total preferred stocks (cost $122,380,921)		$129,107,447

CONVERTIBLE PREFERRED STOCKS (0.7%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	72,230	$88,496,918

Total convertible preferred stocks (cost $72,580,760)		$88,496,918

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.25%, 1/31/24(i)	$200,000	$214,526
1.75%, 11/30/21(i)	240,000	245,856

Total U.S. treasury obligations (cost $460,382)		$460,382

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Occidental Petroleum Corp.(S)	8/3/27	$22.00	62,783	$185,210

Total warrants (cost $310,780)				$185,210

SHORT-TERM INVESTMENTS (5.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.24%(AFF)	Shares	307,316,506	$307,316,506
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	305,774,617	305,774,617
U.S. Treasury Bills 0.092%, 10/27/20(SEGSF)		$14,800,000	14,797,525
U.S. Treasury Bills 0.128%, 9/15/20(SEGSF)		12,264,000	12,263,571
U.S. Treasury Bills 0.096%, 11/5/20(SEGSF)		3,039,000	3,038,438
U.S. Treasury Bills zero %, 10/8/20(i)		231,000	230,977
U.S. Treasury Bills zero %, 10/8/20(i)		212,000	211,936

Total short-term investments (cost $643,633,820)			$643,633,570
TOTAL INVESTMENTS

Total investments (cost $9,376,963,802)			$12,693,789,642

	FORWARD CURRENCY CONTRACTS at 8/31/20 (aggregate face value $737,552,320) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	9/16/20	$31,268,865	$29,381,867	$1,886,998
		Euro	Sell	9/16/20	16,098,678	15,138,799	(959,879)
	Barclays Bank PLC
		British Pound	Sell	9/16/20	142,250,707	134,019,316	(8,231,391)
		Euro	Buy	9/16/20	34,842,031	33,014,291	1,827,740
	Goldman Sachs International
		British Pound	Sell	9/16/20	130,102,915	122,560,125	(7,542,790)
		Euro	Sell	9/16/20	54,161,351	50,916,072	(3,245,279)
	HSBC Bank USA, National Association
		British Pound	Sell	9/16/20	32,637,425	30,744,763	(1,892,662)
		Euro	Sell	9/16/20	72,754,415	68,874,531	(3,879,884)
	State Street Bank and Trust Co.
		Euro	Sell	9/16/20	108,009,591	101,358,880	(6,650,711)
	UBS AG
		British Pound	Buy	9/16/20	56,727,398	53,456,417	3,270,981
		Euro	Sell	9/16/20	82,102,635	77,244,776	(4,857,859)
	WestPac Banking Corp.
		Euro	Sell	9/16/20	22,159,169	20,842,483	(1,316,686)

	Unrealized appreciation						6,985,719

	Unrealized (depreciation)						(38,577,141)

	Total						$(31,591,422)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2019 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,387,814,570.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $70, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 11/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$53,267,235	$1,259,093,233	$1,005,043,962	$669,797	$307,316,506
	Putnam Short Term Investment Fund**	243,365,696	998,716,237	936,307,316	1,898,449	305,774,617

	Total Short-term investments	$296,632,931	$2,257,809,470	$1,941,351,278	$2,568,246	$613,091,123
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $307,316,506, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $299,299,699.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $29,844,912.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $33,588,669 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees.The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $32,518,541 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $29,844,912 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$640,218,974	$—	$—
Consumer discretionary	811,048,664	—	70
Consumer staples	1,199,880,639	—	—
Energy	655,454,835	—	—
Financials	2,097,844,783	—	—
Health care	1,940,970,327	—	—
Industrials	1,412,490,366	—	—
Information technology	1,213,952,420	—	—
Materials	811,958,883	—	—
Real Estate	439,673,868	—	—
Utilities	608,412,286	—	—

Total common stocks	11,831,906,045	—	70
Convertible preferred stocks	88,496,918	—	—
Preferred stocks	—	129,107,447	—
U.S. treasury obligations	—	460,382	—
Warrants	185,210	—	—
Short-term investments	305,774,617	337,858,953	—

Totals by level	$12,226,362,790	$467,426,782	$70
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(31,591,422)	$—

Totals by level	$—	$(31,591,422)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$618,000,000
Warrants (number of warrants)	19,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com